UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     December 10, 2007
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                          Quest Minerals & Mining Corp.
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             (Exact name of registrant as specified in its charter)


            Utah                    000-32131                 87-0429950
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


      18B East 5th Street, Paterson, NJ                          07524
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (973) 684-0075
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 1 - Registrant's Business and Operations

Item 1.02   Termination of a Material Definitive Agreement.

         On December 10. 2007, our wholly owned subsidiary Gwenco, Inc. notified General Mining LLC of its termination of that certain Coal Mining Agreement dated February 23, 2007. Gwenco terminated the contract because coal cannot be marketed profitably due General Mining's lack of coal production. General Mining LLC will relinquish the mine license to Gwenco as a result of the termination.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)

Date:  December 11, 2007               By: /s/ EUGENE CHIARAMONTE, JR.
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                                           Eugene Chiaramonte, Jr., President


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